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               HOLLYWOOD PARK, INC. - FORM 10-Q, SEPTEMBER 1996 - EXHIBIT 10.11

(LOGO OF BANK OF AMERICA)                            AMENDMENT TO DOCUMENTS

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                 AMENDMENT NO. THREE TO BUSINESS LOAN AGREEMENT


     This Amendment No. Three (the "Amendment") dated as of August 30, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and HOLLYWOOD PARK, INC. (the "Borrower").


                                    RECITALS
                                    --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1995, as modified by amendments dated as of April 30, 1996, and July 1, 1996 (as amended, the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
                                   ---------

     1.   DEFINITIONS.  Capitalized terms used but not defined in this Amendment
          -----------
shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:
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         2.1  In Paragraph 2.2, the date "OCTOBER 1, 1996" is substituted for the date "SEPTEMBER 1, 1996".

         2.2 Subparagraph 2.4(b) is amended and restated in its entirety to read as follows:

              "(b) The Borrower will repay the principal amount outstanding on the Expiration Date Facility No. 2 in eighty-four successive equal monthly installments starting November 1, 1996. On October 1, 2003, the Borrower will repay the remaining principal balance plus any interest then due."

     3.   EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
          -------------------
terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.


Bank of America
National Trust and Savings               Hollywood Park, Inc.
  Association


X  /s/ Scott Aney                        X  /s/ R.D. Hubbard
 --              -----------------        --                -------------------
By:  Scott Aney, Vice President          By:  R.D. Hubbard, Chairman of the
                                              Board and Chief Executive
                                              Officer



                                         X__/s/ G. Michael Finnigan____________
                                         By:  G. Michael Finnigan, Executive
                                              Vice President and Chief
                                              Financial Officer
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